SCHEDULE 14A INFORMATION
(RULE 14a-101)

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No. )

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AllianceBernstein National Municipal Income Fund, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND, INC.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND, INC.

1345 Avenue of the Americas, New York, New York 10105

Toll Free (800) 221-5672

NOTICE OF JOINT ANNUAL MEETING OF STOCKHOLDERS

MARCH 26, 2024

To the stockholders of AllianceBernstein Global High Income Fund, Inc. (“AGHIF”) and AllianceBernstein National Municipal Income Fund, Inc. (“ANMIF”):

Notice is hereby given that a Joint Annual Meeting of Stockholders (the “Meeting”) of AGHIF and ANMIF, each of which is a Maryland corporation (each, a “Fund” and collectively, the “Funds”), will be held on Tuesday, March 26, 2024 at 3:00 p.m., Eastern Time, for the following purposes, each of which is more fully described in the accompanying Proxy Statement dated February 28, 2024:

1.

To elect three Class Three Directors of each Fund, each such Director to hold office for a term ending at the third annual meeting of stockholders following his or her election and until his or her successor is duly elected and qualifies;

2.

To ratify the appointment of Ernst & Young LLP as each Fund’s independent registered public accounting firm for the fiscal year ending, as applicable, March 31, 2025 (AGHIF) and October 31, 2024 (ANMIF); and

3.	To transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

The Meeting will be held in a virtual meeting format only, which will be conducted online via a live webcast at www.meetnow.global/MNJUX7D. Stockholders may attend and vote at the virtual Meeting by following the instructions included in the accompanying Proxy Statement.

Any stockholder of record of AGHIF or ANMIF at the close of business on February 20, 2024 is entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors of each Fund.

By Order of the Boards of Directors,

Nancy E. Hay Secretary

New York, New York

February 28, 2024

YOUR VOTE IS IMPORTANT

Please indicate your voting instructions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. You may also, by telephone or through the Internet, authorize proxies to cast your vote. To do so, please follow the instructions on the enclosed Proxy Card. Your vote is very important no matter how many shares you own. Please complete, date, sign and return your proxy promptly in order to save the Funds any additional cost of further proxy solicitation and in order for the Meeting to be held as scheduled.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of its owner, AllianceBernstein L.P.

PROXY STATEMENT

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND, INC.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND, INC.

1345 Avenue of the Americas

New York, New York 10105

JOINT ANNUAL MEETING OF STOCKHOLDERS

March 26, 2024

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the respective Boards of Directors (collectively, the “Board”) of AllianceBernstein Global High Income Fund, Inc. (“AGHIF”) and AllianceBernstein National Municipal Income Fund, Inc. (“ANMIF”), each of which is a Maryland corporation (each, a “Fund” and collectively, the “Funds”), to be exercised at a Joint Annual Meeting of Stockholders of the Funds (the “Meeting”), to be held on Tuesday, March 26, 2024 at 3:00 p.m., Eastern Time. The solicitation will be by mail and the cost for each Fund will be borne by that Fund. The Notice of Meeting, Proxy Statement and Proxy Card are being mailed to stockholders on or about February 28, 2024.

The Meeting will be held in a virtual meeting format only, which will be conducted online via a live webcast. You will be able to attend and participate in the Meeting online by visiting www.meetnow.global/MNJUX7D and entering the control number found on your Proxy Card. You may vote during the Meeting by following the instructions available on the Meeting website during the Meeting. There is no physical location for the Meeting.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Meeting. To register you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare Fund Services (“Computershare”), the Funds’ tabulator. You may forward an email from your intermediary or attach an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m., Eastern Time, on Thursday, March 21, 2024. You will receive a confirmation email from Computershare of your registration and a control number that will allow you to vote at the Meeting. Stockholders are encouraged to access the Meeting website prior to the start time to allow ample time to log into the Meeting webcast and test their computer system. For questions relating to participation at the Meeting by remote communication, please call the Computershare technical support number at (888) 724-2416. Any stockholder who owned shares of AGHIF or ANMIF at the close of business on February 20, 2024 (the “Record Date”) is entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof. Each share is entitled to one vote.

Whether or not you plan to attend the Meeting, we urge you to authorize a proxy to vote your shares in advance of the Meeting by one of the methods described in the proxy materials for the Meeting. The Proxy Statement is available on the Internet at www.alliancebernstein.com/abfundsproxy.

As permitted by law, a Fund may deliver one copy of this Proxy Statement to such Fund’s stockholders residing at the same address, unless such stockholders have notified the Fund of their desire to receive multiple copies of the stockholder reports and proxy statements that the Fund sends. If you would like to receive an additional copy, please call (800) 227-4618 or write to Cathleen Crandall at AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105. The Fund will then promptly deliver, upon request, a separate copy of this Proxy Statement to any stockholder residing at an address to which only one copy was mailed. Stockholders of a Fund wishing to receive separate copies of the Fund’s stockholder reports and proxy statements in the future, and stockholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

Important Notice Regarding Availability of Proxy Materials for the Stockholders’ Meeting to Be Held on Tuesday, March 26, 2024. The Proxy Statement is available on the Internet at www.alliancebernstein.com/abfundsproxy.

PROPOSAL ONE:

ELECTION OF DIRECTORS

Under the Funds’ respective charters (the “Charters”) and bylaws (the “Bylaws”), the Board has been divided into three classes of Directors serving staggered terms of three years. Generally, one class of Directors is nominated each year by the Board for election by the Fund’s stockholders. For each Fund, the terms of Class Three Directors will expire as of the Meeting, the terms of Class One Directors will expire as of the annual meeting of stockholders to be held in 2025, and the terms of Class Two Directors will expire as of the annual meeting of stockholders to be held in 2026. Upon expiration of the terms of the Directors of each class as set forth above, their successors in that class will be elected to serve for a term ending at the third annual meeting following their election and when their successors are duly elected and qualify.

Under this classified Board structure, it would require two years of annual meeting elections to change a majority of the Board of Directors of a Fund, although Maryland law provides that stockholders may remove Directors under certain circumstances, even if such Directors are not then standing for re-election. This classified Board structure, which may be regarded as an “anti-takeover” provision, may make it more difficult for a Fund’s stockholders to change the majority of Directors of the Fund and, thus, have the effect of maintaining the continuity of management.

The Preferred Stockholders will have equal voting rights with the holders of the common stock of ANMIF (i.e., one vote per share) and will vote together with the holders of the common stock as a single class on Proposal One and Proposal Two, as well as any other proposals that may be properly presented at the Meeting applicable to ANMIF, as described below.

The holders of the preferred stock of ANMIF, including the 2018 Variable Rate MuniFund Term Preferred Shares and the 2019 Variable Rate MuniFund Term Preferred Shares (the “Preferred Stockholders”), voting separately as a class, have the right to elect two Directors of ANMIF (the “Preferred Directors”). The Preferred Directors are currently Michael J. Downey and Carol C. McMullen, a member of Class One and Class Two, respectively, of the Board of Directors of ANMIF. While the Preferred Stockholders have the right to elect the Preferred Directors, they are not standing for election at the Meeting because the terms of the Class One Directors and Class Two Directors will expire as of the annual meeting of stockholders to be held in 2025 and 2026, respectively.

At the Meeting, Garry L. Moody, Jeanette W. Loeb and Marshall C. Turner, Jr. are standing for election as Class Three Directors of each Fund. Each nominee has consented to serve as a Director. The Board knows of no reason why any of the nominees will be unable to serve, but in the event any nominee is unable to serve, or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for such substitute nominee as the Board may recommend. The nominees for election as Class Three Directors of each Fund are expected to serve the full term until the annual meeting of stockholders to be held in 2027, with the exception of Marshall C. Turner, Jr., who is expected to retire on December 31, 2024.

The affirmative vote of a majority of the votes entitled to be cast is required to elect a Director. It is the intention of the persons named in the enclosed proxy to vote in favor of the election of each of the nominees.

Certain information concerning the Funds’ Directors, the Advisory Board member, and the nominees is set forth below.

Name, Address* and Age	Year Term as a Director Will Expire	Years of Service**	Principal Occupation(s) During Past 5 Years and Other Information	Number of Portfolios in AB Fund Complex Overseen	Other Directorships Currently Held
INDEPENDENT DIRECTORS
Garry L. Moody,# Chairman of the Board 71	Class Three (2027)†	Each Fund: 16	Private Investor since prior to 2019. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He served as a member of the Investment Company Institute’s Board of Governors and the Independent Directors	82	None

Name, Address* and Age	Year Term as a Director Will Expire	Years of Service**	Principal Occupation(s) During Past 5 Years and Other Information	Number of Portfolios in AB Fund Complex Overseen	Other Directorships Currently Held
			Council from October 2019 through September 2023, where he also served as Chairman of the Governance Committee from October 2021 through September 2023. He is Chairman of the AB Funds and Chairman of the Independent Directors Committees since January 2023; he has served as a director or trustee since 2008, and served as Chairman of the Audit Committees of such Funds from 2008 to February 2023.

Jorge A. Bermudez,# 72	Class One (2025)	Each Fund: 4	Private Investor since prior to 2019. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008; Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007; and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2017-2018) of the Texas A&M Foundation Board of Trustees (Trustee 2014-2021) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016;	82	Moody’s Corporation since April 2011

Name, Address* and Age	Year Term as a Director Will Expire	Years of Service**	Principal Occupation(s) During Past 5 Years and Other Information	Number of Portfolios in AB Fund Complex Overseen	Other Directorships Currently Held
			and Chair of the Audit Committee of the Board of Directors of Moody’s Corporation since December 2022. He has served as director or trustee of the AB Funds since January 2020.

Michael J. Downey,# 80	Class One (2025)	Each Fund: 19	Private Investor since prior to 2019. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) from 2002 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005.	82	None

Nancy P. Jacklin,# 75	Class One (2025)	Each Fund: 17	Private Investor since prior to 2019. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system) (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department	82	None

Name, Address* and Age	Year Term as a Director Will Expire	Years of Service**	Principal Occupation(s) During Past 5 Years and Other Information	Number of Portfolios in AB Fund Complex Overseen	Other Directorships Currently Held
			of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and served as Chair of the Governance and Nominating Committees of the AB Funds from 2014 to August 2023.

Jeanette W. Loeb,# 71	Class Three (2027)†	Each Fund: 4	Private Investor since prior to 2019. Director of New York City Center since 2005. Formerly, Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to April 2023. She was a director of MidCap Financial Investment Corporation (business development company) from August 2011 to July 2023 and a director of AB Multi-Manager Alternative Fund (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as a director or trustee of the AB Funds since April 2020 and serves as Chair of Governance and Nominating Committees of the AB Funds since August 2023.	82	None

Carol C. McMullen,# 68	Class Two (2026)	Each Fund: 7	Private Investor and a member of the Advisory Board of Butcher Box (since 2018) and serves as Advisory Board Chair as of	82	None

Name, Address* and Age	Year Term as a Director Will Expire	Years of Service**	Principal Occupation(s) During Past 5 Years and Other Information	Number of Portfolios in AB Fund Complex Overseen	Other Directorships Currently Held
June 2023. Formerly, Managing Director of Slalom Consulting (consulting) from 2014 until July 2023; Member, Mass General Brigham (formerly, Partners Healthcare) Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016 and serves as Chair of the Audit Committees of such Funds since February 2023.

Name, Address* and Age	Year Term as a Director Will Expire	Years of Service**	Principal Occupation(s) During Past 5 Years and Other Information	Number of Portfolios in AB Fund Complex Overseen	Other Directorships Currently Held
Marshall C. Turner, Jr.,# ^ 82	Class Three (2027)†	Each Fund: 18	Private Investor since prior to 2019. He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. Former Chairman and CEO of DuPont Photomasks, Inc. (semi-conductor manufacturing equipment) from 2003 through 2006. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all the AB Funds since 2005. He has served as both Chairman of the AB Funds and Chairman of the Independent Directors Committees from 2014 through December 2022.	82	None

INTERESTED DIRECTOR
Onur Erzan,†† 48	Class Two (2026)	Each Fund: 3	Senior Advisor and Senior Vice President of AllianceBernstein L.P. (the “Adviser”),††† Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business	82	None

Name, Address* and Age	Year Term as a Director Will Expire	Years of Service**	Principal Occupation(s) During Past 5 Years and Other Information	Number of Portfolios in AB Fund Complex Overseen	Other Directorships Currently Held
			and third party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in January 2021, he spent over 19 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.

ADVISORY BOARD MEMBER
Emilie D. Wrapp,†† 68 (Appointed January 2024)	N/A	Each Fund: Since January 2024	Private Investor since July 2023. Formerly, Senior Vice President, Counsel, Assistant Secretary & Senior Mutual Fund Legal Advisor of the Adviser (January 2023 – June 2023). Prior thereto, Senior Vice President, Assistant Secretary, Counsel, and Head of Mutual Fund & Retail Legal of the Adviser; Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”) since prior to 2019 until June 2023.	82	None

*

The address for each of the Fund’s Directors and the Advisory Board member is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department – Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	“Years of Service” refers to the total number of years served as a Director as of the Meeting.

#	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee for each Fund.

†	If elected at the Meeting.

††

Mr. Erzan is an “interested person,” as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”), of each Fund because of his affiliation with the Adviser. Ms. Wrapp is an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Funds because of her former role with the Adviser.

†††	The Adviser is an affiliate of each Fund.

^	Mr. Turner is expected to retire on December 31, 2024.

The dollar range of the Funds’ securities beneficially owned by each Director and the Advisory Board Member listed above, and the aggregate dollar range of securities owned in the funds overseen by the Director and the Advisory Board Member within the Fund Complex, are set forth below.

	Dollar Range of Equity Securities in the Funds as of December 31, 2023		Aggregate Dollar Range of Equity Securities in the Funds Overseen in the AB Fund Complex as of December 31, 2023

INDEPENDENT DIRECTORS
Jorge A. Bermudez	AGHIF:	$10,001-$50,000	Over $100,000
Michael J. Downey	AGHIF:	$10,001-$50,000	Over $100,000
Nancy P. Jacklin	AGHIF:	$10,001-$50,000	Over $100,000
Jeanette W. Loeb	AGHIF:	$10,001-$50,000	Over $100,000
	ANMIF:	$10,001-$50,000
Carol C. McMullen	AGHIF:	$10,001-$50,000	Over $100,000
Garry L. Moody	AGHIF:	$10,001-$50,000	Over $100,000
Marshall C. Turner, Jr.	ANMIF:	$50,001-$100,000	Over $100,000

INTERESTED DIRECTOR
Onur Erzan		None	Over $100,000

ADVISORY BOARD MEMBER
Emilie D. Wrapp*		None	None

*	Ms. Wrapp was appointed an Advisory Board member of the Funds effective January 1, 2024.

The business and affairs of the Funds are overseen by the Board. The Board has also established an Advisory Board, whose member assists the Board in a non-voting capacity in its oversight of the management of the Funds. The Advisory Board member is not elected by stockholders of the Funds. The Board remains solely responsible for the oversight of the management of the Funds. Directors who are not “interested persons” of the Funds, as defined in the 1940 Act, are referred to as “Independent Directors,” and the Director who is an “interested person” of the Funds is referred to as an “Interested Director.” Certain information concerning each Director and the Funds’ governance structure is set forth below.

Experience, Skills, Attributes and Qualifications of the Funds’ Directors. The Governance and Nominating Committee of the Board (the “Governance and Nominating Committee”), which is composed of Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Directors for re-election by stockholders at any annual or special meeting of stockholders. In evaluating a candidate for nomination or election as a Director, the Governance and Nominating Committee considers the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Board believes contributes to good governance for the Fund. In assessing diversity of experience, the Governance and Nominating Committee takes account of a candidate’s educational and professional background, but also the diversity of experience a candidate derives from race, gender, ethnicity, religion, nationality, disability, sexual orientation, or cultural background. Additional information concerning the Governance and Nominating Committee’s consideration of nominees appears in the description of the Committee below.

The Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Funds and protecting the interests of stockholders. The Board has concluded that, based on each Director’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Directors, each Director is qualified and should continue to serve as such.

In determining that a particular Director was and continues to be qualified to serve as a Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Board has taken into account the actual service and commitment of each Director during his or her tenure (including the Director’s commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve as a Director. Additional information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board’s conclusion that the Director should serve (or continue to serve) as a Director, is provided in the table above and in the next paragraph.

Among other attributes and qualifications common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with the Adviser, other service providers, counsel and the Funds’ independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. In addition to his or her service as a Director of the Funds and other AB Funds as noted in the table above: Mr. Bermudez has extensive experience in the financial services industry, including risk management, from his service in various senior executive positions, including as Chief Risk Officer, of a large global financial services company, as a director and Audit Chair of a Federal Reserve Bank and a director of a large public company, and as Chairman or director or trustee of numerous non-profit organizations; Mr. Downey has experience in the investment advisory business, including as Chairman and Chief Executive Officer of a large fund complex and as director of a number of non-AB funds and as Chairman of a non-AB closed-end fund; Mr. Erzan has experience as an executive of the Adviser with responsibility for, among other things, the AB Funds and at a management consulting firm; Ms. Jacklin has experience as a financial services regulator, as U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), as a financial services lawyer in private practice, and served as Chair of the Governance and Nominating Committees of the AB Funds from August 2014 until August 2023; Ms. Loeb has extensive experience in the financial services industry and in business more generally, including as a former executive and partner of a large global financial services company and as Chief Executive Officer of a private e-commerce company, a director and audit committee member of a large publicly traded business development company and former director of a fund of hedge funds, and a director or trustee of numerous non-profit organizations including the United Nations Development Corporation and New York City Center and has served as Chair of the Governance and Nominating Committees of the AB Funds since August 2023; Ms. McMullen has experience in talent management for a global technology consulting firm, serves on the advisory board of a privately held e-commerce company, has served as director of a variety of privately held firms and non-profit boards (including as director of one of the 10 largest healthcare systems in the U.S. and Chair of a top U.S. community hospital), has extensive asset management industry experience including as Director of Global Investment Research for a major fund company and President of Wealth Management for a regional bank and has served as Chair of the Audit Committees of the AB Funds since February 2023; Mr. Moody, a certified public accountant, has extensive experience in the asset management industry as a senior executive of a large fund complex and as Vice Chairman and U.S. and Global Investment Management Practice Managing Partner for a major accounting firm, and was previously a member of the Board of Governors of the Investment Company Institute, the leading association representing regulated funds, including mutual funds, exchange-traded funds and closed-end funds, from October 2019 through September 2023, and also the Governing Council of the Independent Directors Council, a group created by the Investment Company Institute that aims to advance the education, communication and policy positions of investment company independent directors, where he also served as the Chairman of the Governance Committee from October 2021 through September 2023, and has served as a director or trustee of the AB Funds since 2008 and served as Chairman of the Audit Committees of the AB Funds from 2008 to February 2023, and has served as Chairman of the AB Funds and the Independent Directors Committees of the AB Funds since 2023; and Mr. Turner has experience as a director (including Chairman and Chief Executive Officer of a number of companies) and as a venture capital investor including prior service as general partner of three institutional venture capital partnerships, and served as both Chairman of the AB Funds and Chairman of the Independent Directors Committees from 2014 through December 2022. The disclosure herein of a director’s experience, qualifications, attributes and skills does not impose on such director any duties, obligations, or liability that are greater than the duties, obligations and liability imposed on such director as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.

Experience, Skills, Attributes, and Qualifications of Advisory Board Member. In addition to her service as an Advisory Board member of the Funds and other AB Funds as noted in the table above, Ms. Wrapp has extensive experience in the investment management industry, including formerly serving as Senior Vice President, Assistant Secretary, Counsel and Head of Mutual Fund & Retail Legal of the Adviser, and Assistant General Counsel and Assistant Secretary of ABI. She also served as Chief Legal Officer and Secretary of the AB Funds and other registered investment companies advised by the Adviser and had extensive involvement in fund industry organizations including committees and working groups of the Investment Company Institute. The disclosure herein of the Advisory Board member’s experience, qualifications, attributes and skills does not impose on such member any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such member as a member of the Advisory Board in the absence of such experience, qualifications, attributes and skills.

Board Structure and Oversight Function. The Board is responsible for oversight of the management of the Funds. Each Fund has engaged the Adviser to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser and the Funds’ other service providers in the operations of each Fund in accordance with its investment objective and policies, and otherwise in accordance with the Fund’s prospectus, the requirements of the 1940 Act and other applicable Federal laws, applicable state laws and the Fund’s Charter and Bylaws. The Board meets at regularly scheduled meetings four times throughout the year. In addition, the Directors may meet at special meetings or on an informal basis at other times. The Independent Directors also regularly meet without the presence of any representatives of management. As described below, the Board has established three standing committees – the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee – and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are further described below. The Independent Directors have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

An Independent Director serves as Chairman of the Board. The Chairman’s duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings and facilitating communication and coordination between the Independent Directors and management. The Directors have determined that the Board’s leadership by an Independent Director and its committees composed exclusively of Independent Directors is appropriate because they believe this structure sets the proper tone for the relationships between the Funds, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Board’s independent judgment in evaluating and managing such relationships. In addition, each Fund is required to have an Independent Director as Chairman pursuant to certain 2003 regulatory settlements involving the Adviser.

Risk Oversight. Each Fund is subject to a number of risks, including investment, compliance and operational risks, including cyber security risks. Day-to-day risk management with respect to the Funds resides with the Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Adviser. The Board has charged the Adviser and its affiliates with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Funds; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

Risk oversight forms part of the Board’s general oversight of the Funds’ investment programs and operations, and is addressed as part of various regular Board and committee activities. Each Fund’s investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in risk management, but the policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management for each Fund is provided by the Board and the Audit Committee. The

Directors regularly receive reports from, among others, management (including the Chief Risk Officer of the Adviser), each Fund’s Chief Compliance Officer, each Fund’s independent registered public accounting firm and counsel, the Adviser’s internal legal counsel, the Adviser’s Chief Compliance Officer and internal auditors for the Adviser, as appropriate, regarding risks faced by the Funds and the Adviser’s risk management programs. In addition, the Directors receive regular updates on cyber security matters from the Adviser.

Not all risks that may affect the Funds can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks. Processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds or the Adviser, its affiliates or other service providers. Moreover, it is necessary for the Funds to bear certain risks (such as investment-related risks) to achieve the Funds’ goals. As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations.

During each Fund’s fiscal year ended in 2023, the Board of AGHIF met four times; and of ANMIF, six times. The Funds do not have a policy that requires a Director to attend annual meetings of stockholders.

Board Committees. The Board has three standing committees: the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. The members of the Committees are identified above in the table listing the Directors. The Advisory Board member is generally invited to attend all or portions of meetings of the Committees.

The function of the Audit Committee is to assist the Board in its oversight of each Fund’s accounting and financial reporting policies and practices. The members of the Audit Committee are “independent” as required by applicable listing standards of the New York Stock Exchange (“NYSE”). During each Fund’s fiscal year ended 2023, the Audit Committee of AGHIF met four times; and of ANMIF, three times.

The Board has adopted a charter for its Governance and Nominating Committee, a current copy of which is available at www.abfunds.com (under “Investments,” click on “Closed-End Funds,” then the name of a Fund (e.g., “AllianceBernstein Global High Income Fund”), then “Literature,” then “Governance and Nominating Committee Charter”). Pursuant to the charter of the Governance and Nominating Committee, the Committee assists the Board in carrying out its responsibilities with respect to Fund governance and identifies, evaluates, selects and nominates candidates for the Board. The Committee may also set standards or qualifications for Directors and reviews at least annually the performance of each Director, taking into account factors such as attendance at meetings, adherence to Board policies, preparation for and participation at meetings, commitment and contribution to the overall work of the Board and its committees, and whether there are health or other reasons that might affect a Director’s ability to perform his or her duties. The Committee may consider candidates as Directors submitted by a Fund’s current Board members, officers, the Adviser, stockholders (subject to the following paragraph), and other appropriate sources.

Pursuant to its charter, the Governance and Nominating Committee will consider candidates submitted by a stockholder or group of stockholders who have beneficially owned at least 5% of a Fund’s outstanding common stock for at least two years prior to the time of submission and who timely provide specified information about the candidates, and the nominating stockholder or group. To be timely for consideration by the Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Funds not less than 120 days before the anniversary of the date of the proxy statement for the previous year’s annual meeting of stockholders. The Committee will consider only one candidate submitted by such a stockholder or group of stockholders for nomination for election at an annual meeting of stockholders. The Committee will not consider self-nominated candidates.

The Governance and Nominating Committee will consider and evaluate candidates submitted by stockholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate’s relevant knowledge, experience and expertise, the candidate’s ability to carry out his or her duties in the best interests of the Funds, and the candidate’s ability to qualify as an Independent Director. When assessing a candidate for nomination, the Committee considers whether the individual’s background, skills, and experience will complement the background, skills and experience of other nominees and will contribute to the diversity of the Board. During the Fund’s fiscal year ended 2023, the Governance and Nominating Committee of AGHIF met three times; and of ANMIF, four times.

The function of the Independent Directors Committee is to consider and take action on matters that the Committee or the Board believes should be addressed in executive session of the Independent Directors, such as review and approval of the Advisory and Shareholder Inquiry Agency Agreements. During each Fund’s fiscal year ended in 2023, the Independent Directors Committee of AGHIF met eight times; and of ANMIF, ten times. The Independent Directors meet in executive session without representation of management present at every Board meeting. In the fiscal year ended in 2023, the approval of the Advisory and Shareholder Inquiry Agency Agreements of each Fund was considered at the August 1-2, 2023 meetings of the Independent Directors Committee.

The Board has adopted a process for stockholders to send communications to the Board. To communicate with the Board or an individual Director of a Fund, a stockholder must send a written communication to the Fund’s principal office at the address listed in the Notice of Joint Annual Meeting of Stockholders accompanying this Proxy Statement, addressed to the Board or the individual Director. All stockholder communications received in accordance with this process will be forwarded to the Board or the individual Director to whom or to which the communication is addressed.

Board Compensation. Neither of the Funds pays any fees to, nor reimburses expenses of, any Director during a time when the Director is considered an “interested person” of the Fund. Information concerning the aggregate compensation paid during the fiscal year ended March 31, 2023 and October 31, 2023 by AGHIF and ANMIF, respectively, to each person nominated for election as a Director by the Board, and each person currently serving and intending to continue to serve as a Director after the Meeting; the aggregate compensation paid to each such Director during calendar year 2023 by all of the investment companies overseen by the Director within the AB Fund Complex; the total number of investment companies in the AB Fund Complex for which each Director serves as a director or trustee; and the number of investment portfolios for which each Director serves as a director or trustee, is set forth below. Neither the Funds nor any other investment company in the AB Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

Name of Director	Compensation from the Funds during their Fiscal Years ended 2023		Compensation from the AB Fund Complex, including the Funds, during 2023	Number of Investment Companies in the AB Fund Complex, including the Funds, as to which the Director is a Director or Trustee	Number of Investment Portfolios within the AB Fund Complex, including the Funds, as to which the Director is a Director or Trustee
INDEPENDENT DIRECTORS
Jorge A. Bermudez	$3,820	AGHIF	$330,000	28	82
	$2,760	ANMIF
Michael J. Downey	$3,820	AGHIF	$330,000	28	82
	$2,760	ANMIF
Nancy P. Jacklin	$4,393	AGHIF	$358,875	28	82
	$3,174	ANMIF
Jeanette W. Loeb	$3,820	AGHIF	$350,625	28	82
	$2,760	ANMIF
Carol C. McMullen	$3,820	AGHIF	$379,500	28	82
	$3,033	ANMIF
Garry L. Moody	$4,821	AGHIF	$478,500	28	82
	$3,828	ANMIF
Marshall C. Turner, Jr.	$5,114	AGHIF	$330,000	28	82
	$3,073	ANMIF

Name of Advisory Board Member	Compensation from the Funds during their Fiscal Years ended 2023		Compensation from the AB Fund Complex, including the Funds, during 2023	Number of Investment Companies in the AB Fund Complex, including the Funds, as to which the Advisory Board Member is an Advisory Board Member	Number of Investment Portfolios within the AB Fund Complex, including the Funds, as to which the Advisory Board Member is an Advisory Board Member
Emilie D. Wrapp*	$0	AGHIF	$0	28	82
	$0	ANMIF

*

As Ms. Wrapp was appointed an Advisory Board member of the Funds effective January 1, 2024, she did not receive compensation during the last fiscal year. Since January 1, 2024, she receives the same compensation from the Funds as an Independent Director.

The Board unanimously recommends that the stockholders vote FOR each of the nominees for Director in Proposal One. The election of each nominee for Director requires the affirmative vote of a majority of the votes entitled to be cast.

PROPOSAL TWO:

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee (“Audit Committee”) of each Board is responsible for the appointment, compensation, retention and oversight of the work of the Funds’ independent registered public accounting firm. At meetings held on February 6-7, 2024 (AGHIF) and October 31-November 2, 2023 (ANMIF), the Board, upon the recommendation of the Audit Committee, approved by the vote of a majority of the Directors of each Fund, including a majority of the Independent Directors of each Fund, the selection of Ernst & Young LLP as the independent registered public accounting firm to audit the accounts of each Fund for the fiscal year ending, as applicable, March 31, 2025 (AGHIF) and October 31, 2024 (ANMIF), as required by, and in accordance with, the 1940 Act. Although stockholder ratification of the appointment of Ernst & Young LLP as each Fund’s independent registered public accounting firm is not required, each Board is submitting the appointment of Ernst & Young LLP to the stockholders for ratification. If the stockholders fail to ratify the appointment, the Audit Committee of each Board will reconsider whether or not to retain Ernst & Young LLP. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the fiscal year if the Audit Committee determines that such a change would be in the best interests of the Funds and their stockholders.

Ernst & Young LLP has represented that it does not have any direct financial interest or any material indirect financial interest in either of the Funds. Representatives of Ernst & Young LLP are expected to attend the Meeting, to have the opportunity to make a statement if they so desire and to respond to appropriate questions from the stockholders.

Independent Registered Public Accounting Firm’s Fees

The following table sets forth the aggregate fees billed by the independent registered public accounting firm for each Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders (Audit Fees); (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education on accounting and auditing issues, quarterly press release reviews and preferred stock maintenance testing (for ANMIF) (Audit Related Fees); (iii) tax compliance, tax advice and tax return preparation (Tax Fees); (iv) all other fees for services provided to the Funds (All Other Fees); and (v) aggregate non-audit services provided to the Fund, the Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Service Affiliates”). No other services were provided by the independent registered public accounting firm to either Fund during this period.

		Audit Fees	Audit Related Fees	Tax Fees	All Other Fees for Services Provided to the Fund	Aggregate Fees for Non-Audit Services Provided to the Fund, the Adviser and Service Affiliates*
AllianceBernstein Global High Income Fund, Inc	2022	$154,767	$10,000	$23,907	$0	$1,163,132
	2023	$162,505	$6,000	$15,869	$0	$2,006,552

AllianceBernstein National Municipal Income Fund, Inc.	2022	$44,533	$4,000	$17,117	$0	$1,953,575
	2023	$44,533	$8,000	$17,695	$0	$1,786,725

*	The fees vary because they are presented based on each Fund’s last two fiscal years and reflect fees for non-audit services for different periods.

The Funds’ Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to a Fund by the Fund’s independent registered public accounting firm. The Funds’ Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and any Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund. Accordingly, all (100%) of the amounts in the table for Audit Fees, Audit-Related Fees and Tax Fees for 2022 and 2023 are for services pre-approved by each Fund’s Audit Committee. In addition, all of the amounts in the table for the Fees for Non-Audit Services Provided to the Fund, the Adviser and Service Affiliates for each Fund that were subject to pre-approval by the Fund’s Audit Committee for 2022 and 2023 were pre-approved by the Audit Committee (for AGHIF, $33,907 and $21,869, respectively, for 2022 and 2023, and, for ANMIF, $21,117 and $25,695, respectively, for 2022 and 2023). Each Fund’s Audit Committee has considered whether the provision, to the Adviser and/or any Service Affiliate by the Funds’ independent registered public accounting firm, of any non-audit services that were not pre-approved by the Audit Committee (because they did not require pre-approval) is compatible with maintaining the independent registered public accounting firm’s independence.

Audit Committee Report

The following Audit Committee Report was adopted by the Audit Committee of the Board of Directors for each of AGHIF and ANMIF.

The Audit Committee operates pursuant to a written charter, a copy of which may be found on the Adviser’s website at www.abfunds.com (under “Investments,” click on “Closed-End Funds,” then the name of a Fund (e.g., “AllianceBernstein Global High Income Fund”), then “Literature,” then “Closed-End Funds Audit Committee Charter”). The purposes of the Audit Committee are to: (1) assist the Board in its oversight of the accounting and financial reporting policies and practices of the Fund, including (i) the quality and integrity of the Fund’s financial statements and the independent audit thereof; (ii) the Fund’s compliance with legal and regulatory requirements, particularly those that relate to the Fund’s accounting, financial reporting, internal controls over financial reporting, and independent audits; (iii) the retention, independence, qualifications and performance of the independent registered public accounting firm; (iv) meeting with representatives of the internal audit department of the Adviser regarding such department’s activities relating to the Fund; and (v) the Fund’s compliance with applicable laws by receiving reports from counsel who believe they have credible evidence of a material violation of law by the Fund or by someone owing a fiduciary or other duty to the Fund; and (2) prepare this report. As set forth in the Audit Committee Charter, management of the Fund is responsible for the preparation, presentation and integrity of the Fund’s financial statements, the Fund’s accounting and financial reporting principles and policies and internal control over financial reporting and other procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing the Fund’s financial statements and expressing an opinion as to their conformity with U.S. generally accepted accounting principles.

In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent registered public accounting firm of the Fund. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 114, Auditors Communication with those Charged with Governance, and other professional standards, as currently in effect. The Audit Committee has also considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and to any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund is compatible with maintaining the independent registered public accounting firm’s independence. Finally, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Public Company Accounting Oversight Board Rule 3526, Communication with Audit Committees Concerning Independence, as currently in effect, and has discussed the independent registered public accounting firm’s independence with such firm.

The members of the Fund’s Audit Committee are not full-time employees of the Fund and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent registered public accounting firm. Accordingly, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with U.S. generally accepted accounting principles or that the Fund’s independent registered public accounting firm is in fact “independent”.

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, in August 2023 (AGHIF) and December 2023 (ANMIF) the Audit Committee recommended to the Board that the audited financial statements of the Fund be included in the Fund’s annual report to stockholders for the most recent fiscal year.

Submitted by the Audit Committee of each Fund’s Board of Directors:

Jorge A. Bermudez	Jeanette W. Loeb
Michael J. Downey	Carol C. McMullen
Garry L. Moody	Marshall C. Turner, Jr.
Nancy P. Jacklin

The Board unanimously recommends that the stockholders vote FOR the ratification of the appointment of Ernst & Young LLP as each Fund’s independent registered public accounting firm for the fiscal year ending, as applicable, March 31, 2025 (AGHIF) and October 31, 2024 (ANMIF) in Proposal Two. The affirmative vote of a majority of the votes cast at the Meeting, provided a quorum is present, is required to ratify the appointment of the independent registered public accounting firm.

PROXY VOTING AND STOCKHOLDER MEETING

Stockholders may vote by attending the Meeting virtually and by following the instructions available on the Meeting website, by returning the enclosed Proxy Card or by authorizing a proxy to vote their shares by telephone or through the Internet using the instructions provided on the enclosed Proxy Card.

Stockholders are encouraged to access the Meeting website prior to the start time to allow ample time to log into the Meeting webcast and test their computer system. For questions relating to participation at the Meeting by remote communication, please call the Computershare technical support number at (888) 724-2416.

All properly executed and timely received proxies will be exercised at the Meeting in accordance with the instructions marked thereon or as otherwise provided therein. Accordingly, unless instructions to the contrary are marked on the proxies, the votes will be cast FOR the election of each of the nominees as Directors for each Fund and FOR the ratification of the appointment of Ernst & Young LLP to serve as each Fund’s independent registered public accounting firm. If no specification is made on a properly executed proxy, it will be voted for the matters specified on the Proxy Card in the manner recommended by the Board. Any stockholder may revoke that stockholder’s proxy at any time prior to exercise thereof by (i) giving written notice to the Secretary of the Funds at 1345 Avenue of the Americas, New York, New York 10105, (ii) signing and delivering to the Secretary another proxy of a later date, or (iii) voting at the Meeting by following the instructions available on the Meeting website. Presence at the Meeting alone will not be sufficient to revoke a properly authorized proxy. Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an “abstention”) or may represent a broker “non-vote” (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote). For each Fund, the election of each of the nominees as Director in Proposal One requires the affirmative vote of a majority of the votes entitled to be cast and the ratification of the appointment of the independent registered public accounting firm in Proposal Two requires the affirmative vote of a majority of the votes cast at the Meeting. An abstention or broker non-vote, if any, will be considered present for purposes of determining the existence of a quorum but will have the effect of a vote against the election of each of the nominees as a Director in Proposal One and no effect on the ratification of the appointment of the independent registered public accounting firm in Proposal Two. If any proposal, other than Proposals One and Two, properly comes before the Meeting, shares represented by proxies will be voted on all such proposals in the discretion of the person or persons holding the proxies. The Funds have not received notice of, and are not otherwise aware of, any other matter to be presented at the Meeting.

For each Fund, a quorum for the Meeting will consist of the presence or representation by proxy of the holders of a majority of the total outstanding shares of common stock, and preferred stock, as applicable, entitled to vote at the Meeting of the applicable Fund. In the event that (i) a quorum is not present at the Meeting for a Fund; or (ii) a quorum is present but sufficient votes in favor of the position recommended by the Board for Proposal One and/or Proposal Two (as described in the Proxy Statement) have not been timely received, the Chair of the Meeting may authorize, or the persons named as proxies may propose and vote for, one or more adjournments of the Meeting up to 120 days after the Record Date for that Fund, with no other notice than an announcement at the Meeting, in order to permit further solicitation of proxies. Shares represented by proxies indicating a vote contrary to the position recommended by the Board will be voted against adjournment of the Meeting.

The Meeting is scheduled as a joint meeting of the stockholders of the Funds, because the stockholders of each Fund are to consider and vote on the election of Directors and the ratification of the appointment of the independent registered public accounting firm. Stockholders of each Fund will vote separately on the election of Directors and the ratification of the appointment of the independent registered public accounting firm for that Fund and on any other matter that may properly come before the Meeting for such Fund. An unfavorable vote by the stockholders of one Fund will not affect the vote on the election of Directors, the ratification of the appointment of the independent registered public accounting firm or on any other matter by the stockholders of the other Fund. As described above, Preferred Stockholders will have equal voting rights with the holders of the common stock of ANMIF, and will vote together with the holders of the common stock of ANMIF on any proposal that may be properly presented at the Meeting applicable to ANMIF.

Each Fund has engaged Computershare, a professional proxy solicitation firm, to provide proxy distribution, solicitation and tabulation services in connection with the Meeting. Computershare will receive a total fee of approximately $15,000 for its services, plus reimbursement of out-of-pocket expenses, to be divided between the Funds (approximately $10,000 for ANMIF and $5,000 for AGHIF).

Other Information

Officers of the Funds

Certain information concerning the Funds’ officers is set forth below. Each officer is elected annually by the applicable Fund’s Board.

Name, Address* and Age	Position(s) (Month and Year First Elected)	Principal Occupation During Past 5 Years (or Longer)
Onur Erzan 48	President and Chief Executive Officer, both Funds (4/21)	See biography above.

Daryl Clements 56	Vice President, ANMIF (11/22)	Senior Vice President of the Adviser**, with which he has been associated since prior to 2019.

Christian DiClementi 42	Vice President, AGHIF (11/21)	Senior Vice President of the Adviser**, with which he has been associated since prior to 2019.

Name, Address* and Age	Position(s) (Month and Year First Elected)	Principal Occupation During Past 5 Years (or Longer)

Gershon M. Distenfeld 48	Vice President, AGHIF (5/17)	Senior Vice President of the Adviser**, with which he has been associated since prior to 2019. He is also Director of Income Strategies.

Fahd Malik 39	Vice President, AGHIF (2/22)	Senior Vice President of the Adviser**, with which he has been associated since prior to 2019.

Matthew J. Norton 41	Vice President, ANMIF (2/16)	Senior Vice President of the Adviser**, with which he has been associated since prior to 2019. He is also Chief Investment Officer of Municipal Bonds.

Andrew D. Potter 38	Vice President, ANMIF (11/22)	Vice President of the Adviser**, with which he has been associated since prior to 2019.

Matthew S. Sheridan 48	Vice President, AGHIF (5/17)	Senior Vice President of the Adviser**, with which he has been associated since prior to 2019. He is also Director of US Multi-Sector Fixed Income.

William Smith 36	Vice President, AGHIF (11/22)	Senior Vice President of the Adviser**, with which he has been associated since prior to 2019. He is Director of US High Yield Credit.

Michael B. Reyes 47	Senior Vice President of the Funds, both Funds (8/18)	Vice President of the Adviser**, with which he has been associated since prior to 2019.

Stephen M. Woetzel 52	Treasurer and Chief Financial Officer, both Funds (11/23)	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2019.

Phyllis J. Clarke 63	Controller, ANMIF (5/09) AGHIF (11/23)	Vice President of ABIS**, with which she has been associated since prior to 2019.

Name, Address* and Age	Position(s) (Month and Year First Elected)	Principal Occupation During Past 5 Years (or Longer)

Jennifer Friedland 49	Chief Compliance Officer, both Funds (1/23)	Vice President of the Adviser** since 2020 and Mutual Fund Chief Compliance Officer (of all AB Funds since January 2023 and of the ETF Funds since 2022). Before joining the Adviser in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC from 2013 until 2019.

Nancy E. Hay 51	Secretary, both Funds (1/23)	Senior Vice President and Counsel of the Adviser**, with which she has been associated since prior to 2019 and Assistant Secretary of ABI**.

*	The address for the Funds’ Officers is 1345 Avenue of the Americas, New York, New York 10105.
**	The Adviser, ABI and ABIS are affiliates of each of the Funds.

Stock Ownership

The outstanding voting shares of AGHIF as of the Record Date consisted of 86,229,677 shares of common stock. The outstanding voting shares of ANMIF as of the Record Date consisted of 28,744,936 shares of common stock, 3,531 shares of 2018 Variable Rate MuniFund Term Preferred Shares and 5,754 shares of 2019 Variable Rate MuniFund Term Preferred Shares.

As of February 1, 2024, the Directors and officers of each Fund, both individually and as a group, owned less than 1% of the shares of either Fund. During each Fund’s most recently completed fiscal year, the Fund’s Directors as a group did not engage in the purchase or sale of more than 1% of any class of securities of the Adviser or of any of its parents or subsidiaries.

INFORMATION AS TO THE INVESTMENT ADVISER AND THE ADMINISTRATOR OF THE FUNDS

Each Fund’s investment adviser is AllianceBernstein L.P., 501 Commerce Street, Nashville, Tennessee 37203. The Adviser also functions as the administrator to the Funds.

DELINQUENT SECTION 16(a) REPORTS

Under Section 16(a) of the Securities Exchange Act of 1934, as amended, and Section 30(h) of the 1940 Act, and the rules thereunder, each Fund’s officers, Directors, persons who beneficially own more than 10% of the Fund’s equity securities, and certain additional persons are required to report their transactions in the Fund’s shares to the Securities and Exchange Commission (“SEC”), the NYSE and the Fund. Based solely on written representations of such persons and on the review by each Fund of the copies of such reports that have been filed with the SEC, each Fund believes that all such filing requirements applicable to such persons were complied with, except that, with respect to AGHIF, one late Form 3 was filed for Phyllis J. Clarke, the Controller of each Fund.

OTHER MATTERS

Management of each Fund does not know of any matters properly to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons voting the proxies.

Beneficial Share Ownership of Stockholders

To the knowledge of the Funds, as of February 13, 2024, the following stockholders held more than 5% of the specified Fund’s shares:

Fund	Stockholder (Address)	Class of Shares	Number of Shares	Percentage of Class
ANMIF	Wells Fargo Municipal Capital Strategies, LLC (30 Hudson Yards, New York, NY 10001)	2018 Variable Rate Munifund Term Preferred Stock	3,531	100%

ANMIF	Bank of America Corp. Preferred Funding Corp. (214 North Tryon Street, Charlotte, North Carolina 28255)	2019 Variable Rate Munifund Term Preferred Stock	5,754	100%

ANMIF	Saba Capital Management, L.P. (405 Lexington Avenue, 58th Floor, New York, New York 10174)	Common Stock	2,347,621	8.17%

SUBMISSION OF PROPOSALS FOR THE

NEXT ANNUAL MEETING OF STOCKHOLDERS

Any proposals of stockholders intended to be presented at the next annual meeting of stockholders of a Fund must be received by the Fund by October 31, 2024 for inclusion in the Fund’s proxy statement and proxy card relating to that meeting. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included, as stockholder proposals are subject to certain requirements under the federal securities laws and the Maryland General Corporation Law. To be presented at the 2025 Annual Meeting of Stockholders, a stockholder director nomination or a stockholder proposal that is not otherwise includable in the Proxy Statement for the 2024 Annual Meeting must be delivered by a stockholder of record to the Fund no sooner than October 1, 2024 and no later than October 31, 2024 and must be submitted in accordance with all of the requirements of the applicable Fund’s current Bylaws.

The persons named as proxies for the 2025 Annual Meeting of Stockholders will, regarding the proxies in effect at the meeting, have discretionary authority to vote on any matter presented by a stockholder for action at that meeting unless the Fund receives notice of the matter no sooner than October 1, 2024 and no later than October 31, 2024. If a Fund receives such timely notice, these persons will not have this authority except as provided in the applicable rules of the Securities and Exchange Commission.

REPORTS TO STOCKHOLDERS

Each Fund will furnish each person to whom this Proxy Statement is delivered with a copy of its latest annual report to stockholders and its subsequent semi-annual report to stockholders, if any, upon request and without charge. To request a copy, please call AllianceBernstein Investments, Inc. at (800) 227-4618 or contact Cathleen Crandall at AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105.

By Order of the Boards of Directors,

Nancy E. Hay Secretary

February 28, 2024

New York, New York

AllianceBernstein Global High Income Fund, Inc.

AllianceBernstein National Municipal Income Fund, Inc.

NOTICE OF JOINT ANNUAL MEETING

OF STOCKHOLDERS AND

PROXY STATEMENT

February 28, 2024

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND, INC.
PO Box 43131
Providence, RI 02940-3131

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE AT THE VIRTUAL MEETING
at the following Website:
www.meetnow.global/MNJUX7D
on March 26, 2024 at 3:00 p.m., Eastern Time.
To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card.

Please detach at perforation before mailing.

PROXY

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND, INC.
JOINT ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MARCH 26, 2024

COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND. The undersigned stockholder of AllianceBernstein National Municipal Income Fund, Inc. (the "Fund"), a Maryland corporation, hereby appoints Nancy Hay and Carol Rappa, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Joint Annual Meeting of Stockholders (the "Meeting") to be held in virtual meeting format only, which will be conducted online at the following website: www.meetnow.global/MNJUX7D on Tuesday, March 26, 2024, at 3:00 p.m., Eastern Time, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Meeting or any postponement or adjournment thereof. To participate in the virtual Meeting enter the 14-digit control number from the shaded box on this card.

The undersigned hereby acknowledges receipt of the Notice of Joint Annual Meeting of Stockholders and accompanying Proxy Statement (the terms of each of which are incorporated by reference herein) and revokes any proxy heretofore given with respect to the Meeting. IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" EACH OF THE NOMINEES FOR DIRECTOR AS DESCRIBED IN THE PROXY STATEMENT AND "FOR" PROPOSAL 2. ADDITIONALLY, IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

ANM_33734_010824
WE URGE YOU TO SIGN AND DATE ON THE REVERSE SIDE AND MAIL THE ENCLOSED PROXY PROMPTLY

xxxxxxxxxxxxxx code

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Stockholders to be held virtually on March 26, 2024.

The Proxy Statement and Proxy Card for this Meeting are available at: https://www.proxy-direct.com/all-33734

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X

A Proposals THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE "FOR" THE FOLLOWING.

1. To elect three Class Three Directors:

	FOR	AGAINST	ABSTAIN
01. Garry L. Moody	☐	☐	☐
02. Jeanette W. Loeb	☐	☐	☐
03. Marshall C. Turner, Jr.	☐	☐	☐

	FOR	AGAINST	ABSTAIN
2. To ratify the appointment of Ernst & Young LLP as the Fund's independent registered public accounting firm for the fiscal year ending October 31, 2024.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of a corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

xxxxxxxxxxxxxx ANM 33734 xxxxxxxx

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND, INC.
PO Box 43131
Providence, RI 02940-3131

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE AT THE VIRTUAL MEETING
at the following Website:
www.meetnow.global/MNJUX7D
on March 26, 2024 at 3:00 p.m., Eastern Time.
To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card.

Please detach at perforation before mailing.

PROXY

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND, INC.
JOINT ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MARCH 26, 2024

PREFERRED STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND. The undersigned stockholder of AllianceBernstein National Municipal Income Fund, Inc. (the "Fund"), a Maryland corporation, hereby appoints Nancy Hay and Carol Rappa, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Joint Annual Meeting of Stockholders (the "Meeting") to be held in virtual meeting format only, which will be conducted online at the following website: www.meetnow.global/MNJUX7D on Tuesday, March 26, 2024, at 3:00 p.m., Eastern Time, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Meeting or any postponement or adjournment thereof. To participate in the virtual Meeting enter the 14-digit control number from the shaded box on this card.

The undersigned hereby acknowledges receipt of the Notice of Joint Annual Meeting of Stockholders and accompanying Proxy Statement (the terms of each of which are incorporated by reference herein) and revokes any proxy heretofore given with respect to the Meeting. IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" EACH OF THE NOMINEES FOR DIRECTOR AS DESCRIBED IN THE PROXY STATEMENT AND "FOR" PROPOSAL 2. ADDITIONALLY, IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

ANM_33734_010824_Pref

WE URGE YOU TO SIGN AND DATE ON THE REVERSE SIDE AND MAIL THE ENCLOSED PROXY PROMPTLY

xxxxxxxxxxxxxx code

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Stockholders to be held virtually on March 26, 2024.

The Proxy Statement and Proxy Card for this Meeting are available at: https://www.proxy-direct.com/all-33734

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X

A Proposals THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE "FOR" THE FOLLOWING.

1. To elect three Class Three Directors:

	FOR	AGAINST	ABSTAIN
01. Garry L. Moody	☐	☐	☐
02. Jeanette W. Loeb	☐	☐	☐
03. Marshall C. Turner, Jr.	☐	☐	☐

	FOR	AGAINST	ABSTAIN
2. To ratify the appointment of Ernst & Young LLP as the Fund's independent registered public accounting firm for the fiscal year ending October 31, 2024.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of a corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

xxxxxxxxxxxxxx ANM2 33734 xxxxxxxx